                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER STRATEGIC
INCOME TRUST

"... We are maintaining our present configuration, with assets deployed in three major areas: high yield bonds, emerging market bonds and mortgages. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL
STATEMENTS
22
DESCRIPTION OF
REINVESTMENT PLAN
25
SHAREHOLDERS' MEETING

AT A GLANCE


 KEMPER STRATEGIC INCOME TRUST
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999

    BASED ON NET ASSET VALUE                   6.03%
--------------------------------------------------------
    BASED ON MARKET PRICE                     -5.67%
--------------------------------------------------------

 KEMPER STRATEGIC INCOME TRUST CHANGE
 IN NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
---------------------------------------------------------
    NET ASSET VALUE                 $12.88     $13.68
---------------------------------------------------------
    MARKET PRICE                    $14.19     $16.94
---------------------------------------------------------

THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES. THE FUND MAY ALSO INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISKS INCLUDING FLUCTUATING EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY THAT MAY AFFECT THE VOLATILITY OF YOUR INVESTMENT.

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1999.

                                  KEMPER STRATEGIC
                                    INCOME TRUST
------------------------------------------------------
    ONE-YEAR INCOME:                  $ 1.800
------------------------------------------------------
    NOVEMBER DIVIDEND:                $0.1500
------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON NET ASSET VALUE)         13.98%
------------------------------------------------------
    ANNUALIZED DISTRIBUTION RATE
    (BASED ON MARKET VALUE)            12.69%
------------------------------------------------------

STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET PRICE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS APPEARING AT THE END OF THIS REPORT. DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

TERMS TO KNOW

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS (Fed funds) The funds that commercial banks are required to keep on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally banks need to borrow funds. These funds are borrowed from banks that have an excess of the required amount on hand, in what is called the "Fed funds market." The interest rate on these loans is called the "Fed funds rate" and is the key money market rate that influences all other short-term rates.

FEDERAL FUNDS RATE The interest rate that banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A general increase by investors in their allocation to U.S. Treasuries and other high-quality securities from riskier securities in time of global economic uncertainty.

HIGH-YIELD BOND A bond issued by a company, often without a long track record of sales and earnings or with questionable credit strength, that pays a higher yield to investors to help compensate for their greater risk of loss to principal and interest than higher-quality bonds. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond-rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

U.S. TREASURY A debt security issued by the U.S. Treasury, such as a Treasury bill, Treasury bond or Treasury note. Treasuries are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                         KEMPER STRATEGIC INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[J. PATRICK BEIMFORD, JR.]
J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST.

[DAN DOYLE]
DAN DOYLE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER ON KEMPER'S HIGH-YIELD BOND FUNDS. HE HAS BEEN INVOLVED WITH THE FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986.

[M. ISABEL SALTZMAN]
M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990.

[RICHARD VANDENBERG]
RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

DURING THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1999, INVESTORS WITNESSED A NEARLY UNABATED RISE IN INTEREST RATES. IN THIS SECTION, PAT BEIMFORD, LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME TRUST, DISCUSSES THE FORCES BEHIND THE RISE IN RATES, THE EFFECT IT HAD ON BOND MARKETS, AND HOW THE FUND WAS POSITIONED TO RESPOND.



Q     PAT, KEMPER STRATEGIC INCOME TRUST HAS PERFORMED WELL IN A TOUGH YEAR. ITS
TOTAL RETURN ON AN NAV BASIS WAS 6.03 PERCENT FOR THE FISCAL YEAR, COMPARED WITH
0.50 PERCENT FOR THE LIPPER CLOSED-END FLEXIBLE INCOME FUND AVERAGE. WHAT WAS BEHIND THE FUND'S STRONG RELATIVE PERFORMANCE?


A     To answer that question, you have to consider what was going on in the bond markets during the year. The actions of the Federal Reserve Board provide a clear framework.

  As the fiscal year began, the Fed instituted its third interest rate cut of the last quarter of 1998. At that time, the global investment community was in the grip of a "flight to quality" (see Terms To Know on page 2) brought on by turbulence in international markets. Russia had defaulted on part of its debt, Asian economies and currency markets were battered by uncertainty, and the stability of Latin American markets was coming into question. In addition, European bonds were not as stable an option as usual, because much of Europe was converting to the euro at year-end. For nervous investors, about the only safe bet in town was U.S. Treasury bonds (see Terms To Know on page 2). As a result, money poured into the U.S. Treasury market, and the demand pushed yields down to historically low levels. On December 3, the yield on 30-year U.S. Treasury bonds was 5.2 percent.

  To help combat the uncertainty and ward off a worsening of the situation, the Federal Reserve instituted three rate cuts in the last quarter of 1998. The Fed's plan, in part, was to inject liquidity into the global financial system by stimulating the U.S. economy-and thereby other economies-and make the yields on foreign bonds look more attractive in comparison with U.S. securities.



Q     DID THE FED'S PLAN WORK?


A     Yes, it did. Investors gained confidence that foreign economies could bring their problems under control, and assets shifted from the United States to other markets. At the same time, some investors feared that the Fed's stimulus, which was uncharacteristically applied during a time of strong U.S. economic growth, would ignite inflation. Both these factors acted to push 30-year T-bond yields up from 5.21 percent at the beginning of December 1998 to 6.11 percent at the end of November 1999. That's a substantial move for such a low-risk security.

  As the fiscal year came to a close, the Federal Reserve was compelled to put the brakes on the U.S. economy. In essence, the Fed began rescinding its rate cuts of last fall by raising rates on August 24, September 30 and again on November 15.



Q     WHAT EFFECT DID RISING RATES HAVE ON THE BOND MARKETS?


A     Because bond prices fall when interest rates rise, these last 12 months have been a challenging period for bond investors. This difficulty is reflected in the returns of bond indices. Bond returns varied widely by asset class. Treasuries and high-quality corporate bonds, which offer relatively low income, couldn't offset falling prices and thereby fared the worst. For example, the Lehman Long Government Bond index's* total return for the 12-month period ended November 30, 1999, was -7.52 percent. Mortgages and high-yield bonds fared somewhat better: the Lipper U.S. Mortgage Fund Category Average* was up 1.39 percent, and the Lehman High Yield Bond index* gained 1.36 percent for the period. Emerging-market bonds, which offer relatively high income and were best able to offset falling prices, performed best. In addition, emerging-market debt at the beginning of the fiscal year was recovering from a terrible beating in 1998 and responded spectacularly to the turnaround in sentiment. The Lipper Emerging Market Debt Category Average* returned 15.30 percent for the year. As you can see, bond investors had their work cut out for them this year. Unless you were willing to go 100 percent into risky emerging-market debt, you struggled to break even.

* THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN TEN YEARS. LIPPER U.S. MORTGAGE FUND IS AN EQUALLY-WEIGHTED, TOTAL RETURN INDEX OF THE LARGEST FUNDS IN LIPPER ANALYTICAL SERVICES U.S. MORTGAGE FUND CATEGORY. THE LEHMAN HIGH YIELD INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR BONDS RATED BELOW INVESTMENT GRADE. LIPPER EMERGING MARKET DEBT IS AN EQUALLY-WEIGHTED, TOTAL RETURN INDEX OF THE LARGEST FUNDS IN LIPPER ANALYTICAL SERVICES EMERGING MARKET DEBT CATEGORY. INVESTORS CANNOT INVEST IN THE INDICES.

PERFORMANCE UPDATE



Q     HOW DID YOU POSITION KEMPER STRATEGIC INCOME TRUST GIVEN THESE DIFFICULT
CONDITIONS?


A     Kemper Strategic Income Trust is designed to be a relatively aggressive, income-focused fund. Therefore, we normally keep the fund substantially weighted in emerging-market bonds and high-yield corporate bonds. We can alter this allocation if we strongly believe that other areas of the market will provide more income, but as the fiscal year began, we anticipated that interest rates would be flat or move higher. Such an environment would augur for government bonds to underperform and that the fund's normal bias toward emerging-market bonds and high-yield bonds would be the optimum positioning. As it turned out, our asset-allocation decision was right on target. The emerging-market position, in particular, has performed very well and was primarily responsible for the fund's outperformance versus its peers. High-yield bonds also delivered good gains during the first half of the fiscal year, but they have struggled in the last half due to credit concerns.



Q     WHAT'S YOUR OUTLOOK FOR 2000?


A     We believe Kemper Strategic Income Trust is very well positioned for the new year. We are maintaining our present configuration, with assets deployed in three major areas: high-yield bonds, emerging-market bonds and mortgages.

  The high-yield market has struggled recently because of a malaise created by rising rates and an increase in defaults. However, there are reasons for optimism. The market's default rate began to trend down at midyear. We believe that defaults will drop off significantly in the future, since most subpar deals have already fallen by the wayside and because the deals done this year are of substantively higher quality. In addition, if economic growth in the United States continues at a good pace, it should enable high-yield issuers to comfortably meet their debt payment obligations. If interest rates continue to be steady or to rise, the income offered by these bonds - and the good value they represent after a year of flat returns - should make them very attractive to investors.

  We expect that emerging markets will continue their recovery. Asia has led the rebound, and Latin American markets appear ready to follow, so barring a major negative event, we plan to maintain our emerging-market position.

  Longer-term, it's also important to keep in mind that the Federal Reserve has shown its desire to proactively curb inflation at the earliest opportunity. The rate hikes may be painful near-term, but longer-term they should serve to slow the economy, stabilize rates, and create a good environment for bonds.

  In short, while 1999 has been a difficult year for bond investors, we believe it has laid the foundation for sharply better performance in the year ahead.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 11/30/99              ON 11/30/98
--------------------------------------------------------------------------------
    MORTGAGE PASS-THROUGHS                28%                      32%
--------------------------------------------------------------------------------
    HIGH-YIELD CORPORATE BONDS            21                       19
--------------------------------------------------------------------------------
    EMERGING MARKETS                      49                       44
--------------------------------------------------------------------------------
    OTHER                                  2                        5
--------------------------------------------------------------------------------
                                         100%                     100%

                                  [PIE CHART]

LONG-TERM FIXED-INCOME SECURITIES RATINGS

--------------------------------------------------------------------------------
                                     ON 11/30/99              ON 11/30/98
--------------------------------------------------------------------------------
    AAA                                   29%                      36%
--------------------------------------------------------------------------------
    A                                     --                        7
--------------------------------------------------------------------------------
    BB                                    29                       26
--------------------------------------------------------------------------------
    B                                     32                       28
--------------------------------------------------------------------------------
    OTHER                                 10                        3
--------------------------------------------------------------------------------
                                         100%                     100%

[PIE CHART] [PIE CHART]

THE RATINGS OF STANDARD& POOR'S CORPORATION (S&P)
AND MOODY'S INVESTORS SERVICE, INC. (MOODY'S)
REPRESENT THEIR OPINIONS AS TO THE QUALITY OF
SECURITIES THAT THEY UNDERTAKE TO RATE. THE
PERCENTAGE SHOWN REFLECTS THE HIGHER OF S&P OR
MOODY'S RATINGS. PORTFOLIO COMPOSITION WILL CHANGE
OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND
NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                     ON 11/30/99              ON 11/30/98
    AVERAGE MATURITY                 8.01 years                9.5 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME TRUST
PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1999
(DOLLARS IN THOUSANDS)


------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENT--0.7%                                                            PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------
                                           State Street Bank and Trust Company, dated
                                             11/29/1999, 5.20%, to be repurchased at
                                             $407 on 12/01/1999(b)                            $   407        $   407
                                           (Cost: $407)
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    SHORT-TERM NOTES--2.6%
------------------------------------------------------------------------------------------------------------------------

                                           Federal Home Loan Bank, 5.57%**, 12/01/1999
                                             (Cost: $1,500)                                     1,500          1,500
                                           -----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--27.5%
------------------------------------------------------------------------------------------------------------------------


                                           Federal National Mortgage Association
                                             7.00%, 08/01/2027                                    571            559

                                           7.50%, 04/01/2027                                      638            638

                                           Government National Mortgage Association
                                             7.00%, 06/15/2029                                    747            729

                                           7.50%, with various maturities to 03/15/2028         8,066          8,064

                                           8.00%, with various maturities to 09/15/2026         5,702          5,812
                                           -----------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS

                                           (Cost: $15,414)                                                    15,802
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--48.5%
------------------------------------------------------------------------------------------------------------------------

                                           Federative Republic of Brazil C Bond,
                                             4.5% with 3.5% Interest Capitalization,
                                             04/15/2014(a)                                     16,816         11,435

                                           Republic of Argentina, Floating Rate Note(c)
                                             5.406%, 09/01/2002                                 8,459          7,789

                                           5.406%, 04/01/2007                                   5,034          4,137

                                           Republic of Panama, Floating Rate Note,
                                             LIBOR plus 1.00%, 7.00125%, 05/14/2002(c)          1,087          1,062

                                           Republic of Venezuela, Debt Conversion Bond,
                                             Floating Rate Note, Series DL,
                                             LIBOR plus 0.875%, 6.3125%, 05/14/2002(c)            607            472

                                           United Mexican States, Collateralized Par
                                             Bond
                                             (Detachable Oil Priced Indexed Value
                                             Recovery Rights), Series W-A, 6.25%,
                                             12/31/2019                                         2,500          1,936

                                           United Mexican States,
                                             11.50%, 05/15/2026                                   910          1,055
                                           -----------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS

                                           (Cost: $24,641)                                                    27,886
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    CORPORATE BONDS--20.6%
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--2.5%

                                           Advantica Restaurant Group, Inc., 11.25%,
                                             01/15/2008                                           250            194

                                           Boca Resorts, Inc., 9.88%, 04/15/2009                  250            239

                                           Hines Horticulture, Inc., 11.75%, 10/15/2005           325            331

                                           National Vision Association, Ltd., 12.75%,
                                             10/15/2005                                           510            194

                                           Players International, 10.875%, 04/15/2005             470            494
                                           -----------------------------------------------------------------------------
                                                                                                               1,452
    CONSUMER STAPLES--0.1%

                                           Jafra Cosmetics International, Inc., 11.75%,
                                             05/01/2008                                            40             37
                                           -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                           PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.5%

                                           Allegiance Telecom, Inc., Step-up Coupon,
                                             0.00% to 02/15/2003, 11.75% to 02/15/2008        $   500        $   350

                                           American Cellular Corp., 10.50%, 05/15/2008            320            352

                                           Call-Net Enterprises, Inc.
                                             Step-up Coupon, 0.00% to 05/15/2004, 10.80%
                                             to 05/15/2009                                        200             98

                                           9.375%, 05/15/2009                                     100             84

                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0.00% to 07/15/2002, 11.25%
                                             to 07/15/2007                                        520            381

                                           KMC Telecom Holdings, Inc., 13.50%,
                                             05/15/2009                                           100             97

                                           Level 3 Communications, Inc., 9.125%,
                                             05/01/2008                                            30             28

                                           MGC Communications, 13.00%, 10/01/2004                 350            343

                                           MetroNet Communications Corp., 12.00%,
                                             08/15/2007                                           100            115

                                           Millicom International Cellular, S.A.,
                                             Step-up Coupon, 0.00% to 06/01/2001, 13.50%
                                             to 06/01/2006                                        500            398

                                           Nextlink Communications, Inc., 10.75%,
                                             11/15/2008                                           140            143

                                           PTC International Finance, Step-up Coupon,
                                             0.00% to 07/01/2002, 10.75% to 07/01/2007            500            330

                                           Teligent, Inc., 11.50%, 12/01/2007                     250            240

                                           Triton Communications, L.L.C., Step-up
                                             Coupon, 0.00% to 05/01/2003, 11.00% to
                                             05/01/2008                                           200            142

                                           U.S. Xchange, L.L.C., 15.00%, 07/01/2008               370            344

                                           USA Mobile Communications Holdings, Inc.,
                                             14.00%, 11/01/2004                                   110             98

                                           Viatel, Inc., Step-up Coupon, 0.00% to
                                             04/15/2003, 12.50% to 04/15/2008                     450            280

                                           Western Wireless Corp., 10.50%, 02/01/2007             440            475
                                           -----------------------------------------------------------------------------
                                                                                                               4,298
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0.5%

                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0.00% to 4/15/2004, 11.25% to 04/15/2009             540            281
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.5%

                                           Australis Holdings, Step-up Coupon, 0.00% to
                                             11/01/2000, 15.00% to 11/01/2002                     500              5

                                           Australis Holdings, Zero coupon,
                                             11/01/2000                                            16             12

                                           CSC Holdings, Inc., 9.875%, 02/15/2013                 450            469

                                           Diamond Cable Communications, PLC, Step-up
                                             Coupon, 0.00% to 12/15/2000, 11.75% to
                                             12/15/2005                                           175            161

                                           Frontiervision, 11.00%, 10/15/2006                     400            428

                                           NTL Communications Corp., Step-up Coupon,
                                             0.00% to 10/01/2003, 12.375% to 10/01/2008           500            342

                                           NTL, Inc., 11.50%, 10/01/2008                          320            346

                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             12/15/2007                                           250            231
                                           -----------------------------------------------------------------------------
                                                                                                               1,994
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0.9%

                                           Coinmach Corp., 11.75%, 11/15/2005                     500            515

                                           Color Tile, Inc., 10.75%, 12/15/2001*                  330              3
                                           -----------------------------------------------------------------------------
                                                                                                                 518

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT    VALUE
------------------------------------------------------------------------------------------------------------------------

    DURABLES--0.3%

                                           Fairchild Corp., 10.750%, 04/15/2009               $   230        $   195
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--2.7%

                                           Day International Group, Inc., 11.125%,
                                             06/01/2005                                            35             36

                                           GS Technologies, 12.25%, 10/01/2005
                                           Gaylord Container Corp.,                               100             55

                                           9.75%, 06/15/2007                                       30             29

                                           9.875%, 02/15/2008                                     260            227

                                           Huntsman Package, 11.75%, 12/01/2004                   170            173

                                           Riverwood International Corp., 10.875%,
                                             04/01/2008                                           950            950

                                           Stone Container Corp., 11.50%, 08/15/2006               70             75
                                           -----------------------------------------------------------------------------
                                                                                                               1,545
------------------------------------------------------------------------------------------------------------------------

    ENERGY--0.3%

                                           R&B Falcon Corp., 9.50%, 12/15/2008                    180            179
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.3%

                                           Euramax International, PLC, 11.25%,
                                             10/01/2006                                           400            404

                                           Republic Tech International, 13.75%,
                                             07/15/2009                                           510            357
                                           -----------------------------------------------------------------------------
                                                                                                                 761
------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--0.9%

                                           Dimac Corp., 12.50%, 10/01/2008                        600            270

                                           Hovnanian Enterprises, Inc., 9.75%,
                                             06/01/2005                                            10              9

                                           Nortek, Inc., 9.875%, 03/01/2004                       270            267
                                           -----------------------------------------------------------------------------
                                                                                                                 546
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.1%

                                           Trans World Airlines, Inc., 11.375%,
                                             03/01/2006                                           100             43
                                           -----------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost: $13,511)                                                    11,849
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    OTHER--0.1%                                                                           NUMBER OF SHARES
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.1%

                                           Intermedia Communications of Florida,
                                             Warrants* (expire 06/01/2000)                        200             20

                                           MetroNet Communications Corp., Warrants*
                                           (expire 08/15/2007)                                    100              9
                                           -----------------------------------------------------------------------------
                                                                                                                  29
------------------------------------------------------------------------------------------------------------------------

    MEDIA--0.0%

                                           UIH Australia Pacific, Inc., Warrants*
                                             (expire 05/15/2006)                                  280              8
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MISCELLANEOUS--0.0%

                                           Bar Technologies, Warrants* (expire
                                             04/01/2001)                                          500             10
                                           -----------------------------------------------------------------------------
                                           TOTAL OTHER
                                           (Cost: $30)                                                            47
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $55,503)(a)                                                $57,491
                                           -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

 * Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $55,506. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $1,985. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,059 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $2,074.

(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(c) Variable rate security. Rate shown is the effective rate on November 30, 1999 and the date shown represents the final maturity of the obligation.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AS OF NOVEMBER 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------
Investments in securities, at value (cost $55,503)              $57,491
-----------------------------------------------------------------------
Cash                                                                 35
-----------------------------------------------------------------------
Interest receivable                                                 643
-----------------------------------------------------------------------
TOTAL ASSETS                                                     58,169
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------
Payable for investments purchased                                    64
-----------------------------------------------------------------------
Liability under reverse repurchase agreements                    13,284
-----------------------------------------------------------------------
Interest payable                                                     99
-----------------------------------------------------------------------
Accrued management fee                                               30
-----------------------------------------------------------------------
Other accrued expenses and payables                                  74
-----------------------------------------------------------------------
Total liabilities                                                13,551
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $44,618
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSETS
-----------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $   509
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                           1,988
-----------------------------------------------------------------------
Accumulated net realized gain (loss)                             (6,080)
-----------------------------------------------------------------------
Paid-in capital                                                  48,201
-----------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $44,618
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 NET ASSET VALUE
-----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE ($44,618 / 3,464 outstanding
  shares of beneficial interest, $.01 par value, unlimited
  number of shares authorized)                                   $12.88
-----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $ 7,313
-----------------------------------------------------------------------
Expenses:
Management fee                                                      383
-----------------------------------------------------------------------
Services to shareholders                                             30
-----------------------------------------------------------------------
Custodian                                                            27
-----------------------------------------------------------------------
Auditing                                                             73
-----------------------------------------------------------------------
Legal                                                                18
-----------------------------------------------------------------------
Trustees' fees and expenses                                          13
-----------------------------------------------------------------------
Reports to shareholders                                              59
-----------------------------------------------------------------------
Interest expense                                                    820
-----------------------------------------------------------------------
Other                                                                31
-----------------------------------------------------------------------
Total expenses, before expense reductions                         1,454
-----------------------------------------------------------------------
Expense reductions                                                   (1)
-----------------------------------------------------------------------
Total expenses, after expense reductions                          1,453
-----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      5,860
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-----------------------------------------------------------------------
Net realized gain (loss) from:
  Investments                                                       347
-----------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    (2,754)
-----------------------------------------------------------------------
Net gain (loss) on investment transactions                       (2,407)
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 3,453
-----------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED NOVEMBER 30,
                                                                --------------------------
                                                                 1999               1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------
Operations:
Net investment income                                           $ 5,860            $ 6,128
------------------------------------------------------------------------------------------
Net realized gain (loss)                                            347               (575)
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                 (2,754)            (5,247)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        3,453                306
------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income                                     (6,231)            (6,226)
------------------------------------------------------------------------------------------
Fund share transactions:
Reinvestment of distributions                                        74                113
------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (2,704)            (5,807)
------------------------------------------------------------------------------------------
NET ASSETS AT BEGINNING OF PERIOD                                47,322             53,129
------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed of net
investment income of $509 and $520, respectively)               $44,618            $47,322
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
 OTHER INFORMATION
------------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         3,459              3,453
------------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of dividends            5                  6
------------------------------------------------------------------------------------------
Net increase in Fund shares                                           5                  6
------------------------------------------------------------------------------------------
Shares outstanding at end of period                               3,464              3,459
------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 1999
(IN THOUSANDS)

-----------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-----------------------------------------------------------------------
Investment income received                                      $ 5,324
-----------------------------------------------------------------------
Payment of interest expense                                      (1,003)
-----------------------------------------------------------------------
Payment of operating expenses                                      (319)
-----------------------------------------------------------------------
Proceeds from sale and maturities of investments                 18,212
-----------------------------------------------------------------------
Purchases of investments                                         (9,142)
-----------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                          13,072
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
-----------------------------------------------------------------------

Distributions paid (net of reinvestment of dividends)            (6,157)
-----------------------------------------------------------------------
Net decrease in liability under reverse repurchase
  agreements                                                     (6,942)
-----------------------------------------------------------------------
  Cash used by financing activities                             (13,099)
-----------------------------------------------------------------------
  Decrease in cash                                                  (27)
-----------------------------------------------------------------------
  Cash at beginning of period                                        62
-----------------------------------------------------------------------
  CASH AT END OF PERIOD                                         $    35
-----------------------------------------------------------------------
-----------------------------------------------------------------------
 RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO CASH
 PROVIDED BY OPERATING ACTIVITIES
-----------------------------------------------------------------------
Net increase in net assets resulting from operations            $ 3,453
-----------------------------------------------------------------------
Net decrease in investments                                       8,199
-----------------------------------------------------------------------
Decrease in interest receivable                                     233
-----------------------------------------------------------------------
Decrease in receivable for investments sold                         912
-----------------------------------------------------------------------
Increase in payable for investments purchased                        64
-----------------------------------------------------------------------
Increase in interest payable                                         99
-----------------------------------------------------------------------
Decrease in interest rate swap agreements                            80
-----------------------------------------------------------------------
Increase in accrued expenses and payables                            32
-----------------------------------------------------------------------
  CASH PROVIDED BY OPERATING ACTIVITIES                         $13,072
-----------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                                 YEAR ENDED NOVEMBER 30,
                                                     ------------------------------------------------
                                                      1999      1998      1997     1996     1995
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $ 13.68     15.39    15.34    13.12    12.60
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                 1.69(a)   1.77     1.79     1.75     1.68
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                               (.69)    (1.68)     .06     2.25      .54
-----------------------------------------------------------------------------------------------------
Total from investment operations                        1.00       .09     1.85     4.00     2.22
-----------------------------------------------------------------------------------------------------
Less distributions from net investment income          (1.80)    (1.80)   (1.80)   (1.78)   (1.70)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year                         $ 12.88     13.68    15.39    15.34    13.12
-----------------------------------------------------------------------------------------------------
Market value, end of year                            $ 14.19     16.94    19.81    17.75    14.25
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 TOTAL RETURN
-----------------------------------------------------------------------------------------------------
Based on net asset value (%)                            6.03       .48    12.55    32.63    19.29
-----------------------------------------------------------------------------------------------------
Based on market value (%)                              (5.67)    (5.28)   23.53    39.99    20.70
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)               44,618    47,322   53,129   52,944   44,776
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         3.21      3.94     3.99     3.89     4.35
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          3.21      3.94     3.99     3.89     4.35
-----------------------------------------------------------------------------------------------------
Ratio of expenses before interest expense (%)           1.40      1.20     1.24     1.23     1.26
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                     12.94     12.05    11.45    12.43    13.56
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               19        13       16       19       49
-----------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

NOTES TO FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Strategic Income Trust (the "Fund"),
                             (formerly named Kemper Strategic Income Fund), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             REVERSE REPURCHASE AGREEMENTS. The Fund may borrow through the use of reverse repurchase agreements whereby the Fund agrees to sell and simultaneously agrees to repurchase certain securities at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it is required to pledge securities subject to repurchase. The sale of these securities is not recorded and the Fund agrees to later repay cash plus interest. Should the securities' value decline below the repurchase price, the Fund may be obligated to pledge additional collateral to the lender in the form of cash or securities. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities subject to reverse repurchase agreements may decline below the amount the Fund is obligated to pay to repurchase these securities. The risk in borrowing, as with any extension of credit, consists of the possible delay in the recovery of securities or possible loss of rights in the collateral should the counterparty fail financially. Additionally, there is the risk that the expense associated with the transaction may be greater than the income earned from the investment of the proceeds of the transaction.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $6,077,000, which may be applied against any realized net

NOTES TO FINANCIAL STATEMENTS

                             taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($293,000), November 30, 2003 ($5,154,000), and
                             November 30, 2006 ($630,000) the expiration dates.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 1999. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                   $ 9,243

                             Proceeds from sales                          17,309

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $383,000 for the year ended
                             November 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no direct payments to its officers and incurred trustees fees of $13,000 to independent trustees.

NOTES TO FINANCIAL
STATEMENTS

--------------------------------------------------------------------------------


4    REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in U.S. Government Agency securities. At
                             November 30, 1999, the Fund had outstanding reverse repurchase agreements as follows:

                                                                   VALUE OF ASSETS SOLD                         WEIGHTED
                                                                     UNDER AGREEMENT          REPURCHASE        AVERAGE
                                       COUNTERPARTY                   TO REPURCHASE            LIABILITY        MATURITY
                                       ------------                --------------------       -----------       --------
                                       Merrill Lynch & Co.             $ 2,147,000            $ 2,142,000       83 days
                                       Salomon Smith Barney             11,311,000             11,142,000       76 days
                                                                       -----------            -----------
                                                                       $13,458,000            $13,284,000
                                                                       ===========            ===========

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND TRUST SHAREHOLDERS
KEMPER STRATEGIC INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Strategic Income Trust as of November 30, 1999, the related statements of operations and cash flows for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Strategic Income Trust at November 30, 1999, the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods referred to above in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 21, 2000

                 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------


1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             STRATEGIC INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 of the Plan for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------


2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------


3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------


4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY
                             P.O. Box 219066
                             Kansas City, Missouri 64121-6066
                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------


5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------


6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------


7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------


8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------


9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------


10     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------


11       AMENDMENTS          Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

                 DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------


12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------


13       TAX IMPLICATIONS    Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on July 14, 1999, for Kemper Strategic Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                                    For       Withheld
      James E. Akins             3,335,639     15,502
      James R. Edgar             3,335,782     15,359
      Arthur R. Gottschalk       3,336,972     14,169
      Frederick T. Kelsey        3,339,124     12,012
      Thomas W. Littauer         3,340,424     10,717
      Fred B. Renwick            3,340,424     10,717
      John G. Weithers           3,340,424     10,717

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

         For     Against   Abstain
      3,342,384   2,772     5,985

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY             MAUREEN E. KANE
Trustee                           President                  Assistant Secretary

JAMES R. EDGAR                    PHILIP J. COLLORA          CAROLINE PEARSON
Trustee                           Vice President and         Assistant Secretary
                                  Secretary
ARTHUR R. GOTTSCHALK                                         BRENDA LYONS
Trustee                           JOHN R. HEBBLE             Assistant Treasurer
                                  Treasurer
FREDERICK T. KELSEY
Trustee                           J. PATRICK BEIMFORD, JR.
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        ANN M. MCCREARY
                                  Vice President
FRED B. RENWICK
Trustee                           ROBERT C. PECK, JR.
                                  Vice President
JOHN G. WEITHERS
Trustee                           KATHRYN L. QUIRK
                                  Vice President

                                  LINDA J. WONDRACK
                                  Vice President


 ................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 ...............................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-6066
 ...............................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 ...............................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 ...............................................................................
INDEPENDENT                           ERNST & YOUNG LLP
AUDITORS                              233 South Wacker Drive
                                      Chicago, IL 60606


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